UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 22, 2005

                            MONUMENT RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


           Colorado                      033-15528               84-1028449
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
   of Incorporation)                                         Identification No.)

2050 South Oneida Street, Suite 106
Denver, Colorado                                                   80224
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (303) 692-9468
                                                           --------------

                                 Not Applicable
                 -----------------------------------------------
          (Former name of former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     On May 10, 2005, the small business issuer, Monument Resources, Inc. ("Monument"), entered into a Purchase and Sale Agreement ("Agreement") with TEG-Mid Continent, Inc. ("TEG") an unaffiliated party. See Monument's Form 8-K filed on May 13, 2005.

     Under the Agreement, Monument agreed to sell and TEG agreed to purchase all of Monument's right, title and interests to its producing gas properties located in the state of Kansas along with its related gas, pipeline and other operating equipment. The purchase price for the assets was $1,775,000 plus reimbursements for certain capital expenditures and closing adjustments, payable in cash at closing, which was anticipated to be within 60 days from the date of the Agreement.

     On August 2, 2005, Monument agreed to extend the closing to not later than September 21, 2005 and an Amended Purchase and Sale Agreement was executed by the parties. Under the Agreement, TEG paid Monument $300,000 on August 3, 2005. This amount was applicable against the revised purchase price of $1,800,000. The balance of the purchase price was payable by TEG on or before September 21, 2005. If TEG failed to close on or before that date, the $300,000 theretofore received by Monument would be retained as liquidated damages and the Agreement would be terminated with no further rights or duties of the parties. See Monument's Form 8-K filed on August 2, 2005.

     Although Monument was ready, willing and able to close the Agreement on September 21, 2005, the purchaser was unable to fund the transaction on or before that date. On September 22, 2005, Monument delivered a notice to the purchaser stating that the Agreement had terminated and neither party had any further rights, duties, obligations or liabilities to the other party.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MONUMENT RESOURCES, INC.



Date:  September 26, 2005                   By:  /s/ A.G. Foust
                                               -----------------------------
                                                     A.G. Foust, President



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